Exhibit 99.1

Contact: Darren Daugherty Director, Investor Relations (281) 492-5370

Diamond Offshore Announces Second Quarter 2013 Results

HOUSTON, July 25, 2013 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported net income for the second quarter of 2013 of $185 million, or $1.33 per share on a diluted basis, compared with net income of $201 million, or $1.45 per share on a diluted basis, in the same period a year earlier. Results for the prior-year second quarter included an after-tax gain of approximately $50.5 million, or $0.36 per share, related to the sale of five jack-up rigs.

Revenues in the second quarter of 2013 were $758 million, compared with revenues of $738 million in the prior-year quarter.

“Our solid operating results for the quarter reflect our ongoing focus on cost and downtime management,” said Larry Dickerson, President and Chief Executive Officer of Diamond Offshore.

“During the quarter we announced an agreement to build a new harsh environment semisubmersible that will work offshore South Australia for BP beginning in 2016,” said Dickerson. “This represents a unique opportunity to construct a rig whose initial contract should return a substantial portion of our investment. Additionally, our construction efforts include four ultra-deepwater drillships and two deepwater semis that should meaningfully contribute to earnings beginning next year based on the contracts covering the first three units.”

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s second-quarter results has been scheduled for 9:00 a.m. CDT today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 800-247-9979 or 973-321-1100, for international callers. The conference ID number is 14337370. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore provides contract drilling services to the energy industry and is a leader in deepwater drilling. Diamond Offshore’s fleet of offshore drilling rigs consists of 30 semisubmersibles, seven jack-ups and one drillship, in addition to four ultra-deepwater drillships and three deepwater semisubmersibles currently under construction. Information about the Company and access to the Company’s SEC filings are available at www.diamondoffshore.com. Diamond Offshore is owned 50.4% by Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such statements include, but are not limited to, statements concerning future operating costs and expenses, future operations, future earnings and future return on investment. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues:
Contract drilling	$744,898	$726,261	$1,444,871	$1,481,416
Revenues related to reimbursable expenses	13,120	11,927	42,888	25,414

Total revenues	758,018	738,188	1,487,759	1,506,830

Operating expenses:
Contract drilling, excluding depreciation	369,036	405,252	744,130	802,354
Reimbursable expenses	12,805	11,637	42,094	24,788
Depreciation	97,143	99,469	193,964	200,862
General and administrative	16,435	18,741	33,250	36,327
Bad debt recovery	—	(400)	—	(1,018)
Gain on disposition of assets	(260)	(53,695)	(2,264)	(79,077)

Total operating expenses	495,159	481,004	1,011,174	984,236

Operating income	262,859	257,184	476,585	522,594
Other income (expense):
Interest income	271	1,496	888	3,279
Interest expense	(7,951)	(12,731)	(16,020)	(28,060)
Foreign currency transaction gain	448	1,083	607	979
Other, net	674	(274)	420	(599)

Income before income tax expense	256,301	246,758	462,480	498,193

Income tax expense	(70,967)	(45,297)	(101,157)	(111,563)

Net Income	$185,334	$201,461	$361,323	$386,630

Income per share:
Basic	$1.33	$1.45	$2.60	$2.78

Diluted	$1.33	$1.45	$2.60	$2.78

Weighted average shares outstanding:
Shares of common stock	139,035	139,029	139,034	139,028
Dilutive potential shares of common stock	37	11	43	11

Total weighted average shares outstanding	139,072	139,040	139,077	139,039

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	Jun 30,	Mar 31,	Jun 30,
	2013	2013	2012
REVENUES
Floaters:
Ultra-Deepwater	$231,101	$191,357	$233,071
Deepwater	184,105	164,420	142,565
Mid-water	288,860	305,221	310,462

Total Floaters	704,066	660,998	686,098
Jack-ups	40,832	38,975	40,163

Total Contract Drilling Revenue	$744,898	$699,973	$726,261

Revenues Related to Reimbursable Expenses	$13,120	$29,768	$11,927

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$128,147	$135,776	$137,087
Deepwater	60,126	56,436	68,653
Mid-water	139,252	143,647	160,642

Total Floaters	327,525	335,859	366,382
Jack-ups	27,377	29,667	29,240
Other	14,134	9,568	9,630

Total Contract Drilling Expense	$369,036	$375,094	$405,252

Reimbursable Expenses	$12,805	$29,289	$11,637

OPERATING INCOME
Floaters:
Ultra-Deepwater	$102,954	$55,581	$95,984
Deepwater	123,979	107,984	73,912
Mid-water	149,608	161,574	149,820

Total Floaters	376,541	325,139	319,716
Jack-ups	13,455	9,308	10,923
Other	(14,134)	(9,568)	(9,630)
Reimbursable expenses, net	315	479	290
Depreciation	(97,143)	(96,821)	(99,469)
General and administrative expense	(16,435)	(16,815)	(18,741)
Bad debt recovery	—	—	400
Gain on disposition of assets	260	2,004	53,695

Total Operating Income	$262,859	$213,726	$257,184

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30,	December 31,
	2013	2012
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$369,972	$335,432
Marketable securities	850,232	1,150,158
Accounts receivable, net of allowance for bad debts	485,878	499,660
Prepaid expenses and other current assets	145,111	136,099
Assets held for sale	11,594	11,594

Total current assets	1,862,787	2,132,943
Drilling and other property and equipment, net of accumulated depreciation	5,239,231	4,864,972
Other assets	210,484	237,371

Total assets	$7,312,502	$7,235,286

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$432,584	$485,546
Long-term debt	1,496,192	1,496,066
Deferred tax liability	511,492	490,946
Other liabilities	186,067	186,334
Stockholders’ equity	4,686,167	4,576,394

Total liabilities and stockholders’ equity	$7,312,502	$7,235,286

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATES AND UTILIZATION

(Dayrate in thousands)

	Second Quarter 2013		First Quarter 2013		Second Quarter 2012
	Dayrate	Utilization	Dayrate	Utilization	Dayrate	Utilization
Ultra-Deepwater Floaters	$342	92%	$360	73%	$354	89%
Deepwater Floaters	$409	99%	$389	94%	$372	83%
Mid-Water Floaters	$271	65%	$262	64%	$262	66%
Jack-Ups	$88	74%	$85	71%	$94	49%